SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2001

                               JNL(R) SERIES TRUST

On page 3 of the prospectus for the JNL Series Trust dated May 1, 2001, the section entitled "Sub-Adviser and Portfolio Management" should be deleted and replaced in its entirety with the following paragraph:

Sub-Adviser and Portfolio Management. The sub-adviser to the JNL/Alger Growth Series is Fred Alger Management, Inc. (Alger Management), which is located at 30 Montgomery Street, Jersey City, New Jersey 07320. Alger Management is generally engaged in the business of rendering investment advisory services to institutions and, to a lesser extent, individuals and has been so engaged since 1964.

Fred M. Alger, III, is the key strategist for the Series, overseeing the investments of the Series. Mr. Alger who founded Alger Management, has served as Chairman of the Board since 1964, and co-managed the portfolios prior to 1995. Dan C. Chung and David Hyun are the individuals responsible for the day-to-day management of portfolio investments and have served in that capacity since September 2001. Mr. Chung, co-manager of the Series since September 2001, has been employed by Alger Management since 1994 as a Vice President and analyst from 1996 to 1999, as Senior Vice President and senior analyst until 2000, as an Executive Vice President and portfolio manager since 2000, and as Chief Investment Officer since September 2001. Mr. Hyun, co-manager of the Series since September 2001, has been employed by Alger Management as an Executive Vice President since September 2001, prior to which he was employed by Alger Management as an analyst from 1991 until 1997, as a Senior Vice President and portfolio manager from 1997 until June 2000 and a portfolio manager at Oppenheimer Funds from June 2000 until September 2001.


This Supplement is dated October 1, 2001.